Concentrations of Credit Risk and Major Customers	12 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Note 15 - CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Credit Risk

Financial instruments which potentially subject us to concentrations of credit risk consist principally of cash and trade accounts receivable. the Company place our cash with high credit quality financial institutions in Singapore, Hongkong and China. As of December 31, 2020 and 2019, we had $148,747 and $281,319 of cash balance held in China banks, respectively. China banks protect consumers against loss if their bank or thrift institution fails, and each of our bank accounts is insured up to RMB500,000 (approximately $75,000). As a result, cash held in China financial institutions of $69,219 and $74,394 are not insured as of December 31, 2020 and 2019. We have not experienced any losses in such accounts through December 31, 2020. Our cash position by geographic area was as follows:

Country:	December 31, 2020		December 31, 2019
Singapore	$244,646	37%	$644,407	44%
China (Hongkong)	271,212	41%	536,864	37%
China (Mainland)	148,747	22%	281,319	19%
Total cash and cash equivalents	$664,605	100%	$1,462,590	100%

Almost all of our sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, we believe that the concentration of credit risk with respect to trade accounts receivable is limited due to generally short payment terms. We also perform ongoing credit evaluations of our customers to help further reduce potential credit risk.

Customers

For the years ended December 31, 2020 and 2019, customers accounting for 10% or more of the Company’s revenues were as follows:

	For the Years Ended December 31,
Customers	2020	2019
A	100%	75%
B	-	17%

As of December 31, 2020 and 2019, the Company had no receivable balance from customers.